Saga Communications, Inc.
Reports 4th Quarter and Year End 2004 Results

Contact:
Samuel D. Bush
313/886-7070

Grosse Pointe Farms, MI – February 24, 2005 – Saga Communications, Inc. (NYSE-SGA) today reported net income of $4.1 million ($.20 per fully diluted share) for the quarter ended December 31, 2004 compared to $4.5 million ($.21 per fully diluted share) for 2003. For the same period, net operating revenue increased 9.6% over the comparable period in 2003 to approximately $36.1 million, operating income increased 1.4% to approximately $8.7 million and station operating expense increased 9.6% to approximately $25.0 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue increased 4.8% to approximately $34.5 million, operating income decreased 4.1% to $8.2 million and station operating expense increased 4.8% to $23.9 million.

For the year ended December 31, 2004, net income for the twelve month period increased 14.1% to approximately $15.8 million ($.75 per fully diluted share) compared to $13.9 million ($.65 per fully diluted share) for 2003. For the same period, net operating revenue increased 11.0% over the comparable period in 2003 to approximately $134.6 million, operating income increased 9.9% to approximately $31.4 million and station operating expense increased 10.3% to approximately $94.9 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the year, net operating revenue increased 5.5% to approximately $127.1 million, operating income increased 4.9% to $30.0 million and station operating expense increased 4.2% to $88.7 million.

The company closed, effective January 1, 2005 on the acquisition of WWWV-FM, WINA-AM and WQMZ-FM serving the Charlottesville, VA radio market for a purchase price of approximately $22 million.

Capital expenditures in the fourth quarter of 2004 were approximately $2.9 million with approximately $0.8 million being spent as a result of acquisitions. For the 2004 fiscal year total capital expenditures were approximately $10.2 million net of insurance proceeds with approximately $3.6 million being spent as a result of acquisitions, $1.6 million on our Victoria television tower project, and $1.1 million on our Portland tower projects.

The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2004 and 2003 acquisitions and dispositions occurred as of January 1, 2003.

Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 25 markets, including 55 FM and 27 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 3 low-power television stations. Saga has entered into an agreement to acquire an FM station serving the Asheville, NC radio market, and an agreement to acquire 2 FM stations and 2 AM stations serving the Ithaca, NY radio market. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.

Saga’s fourth quarter and year end 2004 results conference call will be on Thursday, February 24 at 2:00PM. The dial in number for domestic calls is 800/553-0358. For international callers the number is 612/332-0802. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 768301. Thereafter, a transcript of the call will be available on our website.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Month Periods
Ended December 31, 2004 and 2003
(amounts in 000’s except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2004	2003	2004	2003

Operating Results
Net operating revenue	$36,082	$32,933	$134,644	$121,297
Station operating expense	24,990	22,802	94,914	86,083
Corporate general and administrative	2,405	1,565	8,343	6,649

Operating income	8,687	8,566	31,387	28,565
Interest expense	1,306	1,006	4,522	4,779
Other (income) expense, net	(251)	281	32	1,131

Income before income tax	7,632	7,279	26,833	22,655
Income tax expense	3,500	2,740	10,991	8,771

Net income	$4,132	$4,539	$15,842	$13,884

Earnings per share:
Basic	$0.20	$0.22	$0.76	$0.67

Diluted	$0.20	$0.21	$0.75	$0.65

Weighted average common shares	20,635	20,839	20,752	20,817
Weighted average common shares and common equivalents	20,983	21,293	21,167	21,301

Free Cash Flow
Net Income	$4,132	$4,539	$15,842	$13,884
Plus: Depreciation and amortization:
Station	1,878	1,670	7,054	6,803
Corporate	50	50	198	199
Deferred tax provision	1,063	1,466	4,137	3,594
Less: Capital expenditures	(2,849)	(1,708)	(11,098)	(8,118)

Free cash flow	$4,274	$6,017	$16,133	$16,362

Balance Sheet Data
Working capital			$21,779	$25,353
Net fixed assets			66,364	62,369
Net intangible and other assets			176,166	161,112
Total assets			280,154	262,343
Long term debt (including current portion of $0 and $45, respectively)			121,161	121,205
Stockholders’ equity			117,225	107,244

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

Consolidated

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$36,082	$32,933	$34,513	$32,933	$36,082	$34,218
Station operating expense	24,990	22,802	23,894	22,802	24,990	23,954
Corporate general and administrative	2,405	1,565	2,405	1,565	2,405	1,565

Operating income	8,687	8,566	$8,214	$8,566	8,687	8,699

Interest expense	1,306	1,006			1,306	1,006
Other (income) expense, net	(251)	281			(251)	281
Income tax expense	3,500	2,740			3,500	2,787

Net income	$4,132	$4,539			$4,132	$4,625

Earnings per share:
Basic	$0.20	$0.22			$0.20	$0.22

Diluted	$0.20	$0.21			$0.20	$0.22

Radio Segment

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$32,194	$29,495	$30,625	$29,495	$32,194	$30,780
Station operating expense	21,654	19,794	20,558	19,794	21,654	20,946

Operating income	$10,540	$9,701	$10,067	$9,701	$10,540	$9,834

Television Segment

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$3,888	$3,438	$3,888	$3,438	$3,888	$3,438
Station operating expense	3,336	3,008	3,336	3,008	3,336	3,008

Operating income	$552	$430	$552	$430	$552	$430

Depreciation and amortization by segment

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Radio Segment	$1,424	$1,232	$1,327	$1,232	$1,424	$1,257
Television Segment	454	438	454	438	454	438
Corporate and Other	50	50	50	50	50	50

	$1,928	$1,720	$1,831	$1,720	$1,928	$1,745

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

Consolidated

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$134,644	$121,297	$127,072	$120,450	$135,499	$128,269
Station operating expense	94,914	86,083	88,699	85,160	95,668	92,237
Corporate general and administrative	8,343	6,649	8,343	6,649	8,343	6,649

Operating income	$31,387	$28,565	$30,030	$28,641	$31,488	$29,383

Interest expense	4,522	4,779			4,522	4,996
Other expense, net	32	1,131			32	1,131
Income tax expense	10,991	8,771			11,036	9,008

Net income	$15,842	$13,884			$15,898	$14,248

Earnings per share:
Basic	$0.76	$0.67			$0.77	$0.68

Diluted	$0.75	$0.65			$0.75	$0.67

Radio Segment

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$120,191	$109,065	$113,764	$108,317	$121,046	$116,037
Station operating expense	82,053	74,914	76,830	74,330	82,807	81,068

Operating income	$38,138	$34,151	$36,934	$33,987	$38,239	$34,969

Television Segment

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$14,453	$12,232	$13,308	$12,133	$14,453	$12,232
Station operating expense	12,861	11,169	11,869	10,830	12,861	11,169

Operating income	$1,592	$1,063	$1,439	$1,303	$1,592	$1,063

Depreciation and amortization by segment

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003
Radio Segment	$5,337	$5,229	$4,957	$5,204	$5,466	$5,572
Television Segment	1,717	1,574	1,655	1,530	1,717	1,574
Corporate and Other	198	199	198	199	198	199

	$7,252	$7,002	$6,810	$6,933	$7,381	$7,345

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
December 31, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

Consolidated

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$29,954	$27,811	$35,201	$34,048	$34,262	$32,192	$36,082	$34,218
Station operating expense	22,802	22,295	23,871	23,879	24,005	22,109	24,990	23,954
Corporate general and administrative	1,732	1,295	2,279	1,945	1,927	1,844	2,405	1,565

Operating income	5,420	4,221	9,051	8,224	8,330	8,239	8,687	8,699
Interest expense	1,095	1,607	1,085	1,229	1,036	1,154	1,306	1,006
Other (income) expense, net	8	(8)	65	(357)	210	1,215	(251)	281
Income tax expense	1,691	1,044	3,080	2,807	2,765	2,370	3,500	2,787

Net income	$2,626	$1,578	$4,821	$4,545	$4,319	$3,500	$4,132	$4,625

Earnings per share:
Basic	$0.13	$0.08	$0.23	$0.22	$0.21	$0.17	$0.20	$0.22

Diluted	$0.12	$0.07	$0.23	$0.21	$0.20	$0.16	$0.20	$0.22

Radio Segment

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$26,800	$25,195	$31,436	$30,933	$30,616	$29,129	$32,194	$30,780
Station operating expense	19,766	19,619	20,607	21,068	20,780	19,435	21,654	20,946

Operating income	$7,034	$5,576	$10,829	$9,865	$9,836	$9,694	$10,540	$9,834

Television Segment

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$3,154	$2,616	$3,765	$3,115	$3,646	$3,063	$3,888	$3,438
Station operating expense	3,036	2,676	3,264	2,811	3,225	2,674	3,336	3,008

Operating income (loss)	$118	$(60)	$501	$304	$421	$389	$552	$430

Depreciation and amortization by segment

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Radio Segment	$1,325	$1,488	$1,357	$1,475	$1,360	$1,352	$1,424	$1,257
Television Segment	415	392	426	391	422	353	454	438
Corporate and Other	49	50	50	49	49	50	50	50

	$1,789	$1,930	$1,833	$1,915	$1,831	$1,755	$1,928	$1,745

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

Reconciliation of As-Reported (historical) information to Same Station Operating Income

Consolidated

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$36,082	$(1,569)	$34,513	$32,933	—	$32,933
Station operating expense	24,990	(1,096)	23,894	22,802	—	22,802
Corporate general and administrative	2,405	—	2,405	1,565	—	1,565

Operating income	$8,687	$(473)	$8,214	$8,566	—	$8,566

Radio Segment

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$32,194	$(1,569)	$30,625	$29,495	—	$29,495
Station operating expense	21,654	(1,096)	20,558	19,794	—	19,794

Operating income	$10,540	$(473)	$10,067	$9,701	—	$9,701

Television Segment

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$3,888	—	$3,888	$3,438	—	$3,438
Station operating expense	$3,336	—	$3,336	$3,008	—	$3,008

Operating income	$552	—	$552	$430	—	$430

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

Reconciliation of As-Reported (historical) information to Same Station Operating Income

Consolidated

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$134,644	$(7,572)	$127,072	$121,297	$(847)	$120,450
Station operating expense	94,914	(6,215)	88,699	86,083	(923)	85,160
Corporate general and administrative	8,343	—	8,343	6,649	—	6,649

Operating income	$31,387	$(1,357)	$30,030	$28,565	$76	$28,641

Radio Segment

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$120,191	$(6,427)	$113,764	$109,065	$(748)	$108,317
Station operating expense	82,053	(5,223)	76,830	74,914	(584)	74,330

Operating income	$38,138	$(1,204)	$36,934	$34,151	$(164)	$33,987

Television Segment

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$14,453	$(1,145)	$13,308	$12,232	$(99)	$12,133
Station operating expense	12,861	(992)	11,869	11,169	(339)	10,830

Operating income	$1,592	$(153)	$1,439	$1,063	$240	$1,303